Related party transaction	12 Months Ended
Dec. 31, 2025
Related Party Transactions [Abstract]
Related party transaction
Note 16.	Related party transaction

Management Fees

On July 19, 2021, US Salt entered into a Professional Services Agreement with Emerald Lake, who will provide financial and management consulting services. Emerald Lake agreed to consult with the US Salt’s Board of Directors and the oversight of management on business and financial matters including company strategy, budgeting of future investments, acquisition and divestiture strategies, and debt and equity financings. In consideration of Emerald Lake’s services, US Salt pays Emerald Lake an annual management fee (the “Management Fee”) the greater of $1.9 million or 1% of Emerald Lake Investment. The Management Fee is payable in cash in quarterly installments equal to the greater of $0.5 million and 0.25% of Emerald Lake Investment. The Management Fees were $1.9 million for the years ended December 31, 2025 and 2024; and were reported in the selling, general, and administrative expenses in the accompanying Consolidated Income Statements. As of December 31, 2025 and 2024, there were no unpaid management fees in the accompanying Consolidated Balance Sheets.

Class A and Unit Subscription Receivable

The activities of Class A units and subscription notes receivable from employees and Board of Directors of US Salt Parent Holdings LLC are summarized as follows:

	Class A Units	Amount	Subscription Receivable
Outstanding, January 1, 2024	1,354	$1,400,000	$475,000
Issuance	65	113,528	-
Repurchase	(250)	(250,000)	-
Cancellation of units purchased and the corresponding subscription notes receivable	(250)	(250,000)	(250,000)
Repayment	-	-	(60,000)
Outstanding, December 31, 2024	919	1,013,528	165,000
Issuance	-	-	-
Repurchase	(25)	(45,000)	(45,000)
Repayment	-	-	(51,549)
Outstanding, December 31, 2025	894	$968,528	$68,451